UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    September 15, 2005

    Meredith Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Delaware
(State or Other Jurisdiction of Incorporation)

001-31514	95-4246740
(Commission File Number)	(IRS Employer Identification No.)

3000 Sand Hill Road, Building 2, Suite 120, Menlo Park, California (Address of Principal Executive Offices)	94025 (Zip Code)

    (650) 233-7140
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(d)   Meredith Enterprises, Inc. is filing this report on Form 8-K to report that, on September 15, 2005, it voluntarily filed with the SEC an application to delist its common stock from the American Stock Exchange. Also on September 15, 2005, the company submitted to the Amex notice of its intent to withdraw from listing along with a copy of the application filed with the SEC. The company took these actions pursuant to authorization of its board of directors based upon the recommendation of the company’s audit committee, which analyzed the issue for the board. A copy of the press release relating to this announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(a)   Financial statements of businesses acquired

                None

(b)   Pro forma financial information

                None

(c)   Exhibits

                99.1     Press release dated September 15, 2005

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

MEREDITH ENTERPRISES, INC.

Date: September 15, 2005	/s/ Charles P. Wingard Charles P. Wingard Chief Financial Officer

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